Exhibit 10.14

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of June 21, 2021 (the “Effective Date”) by and among AEON Biopharma, Inc., a Delaware corporation (the “Company”), and Medytox, Inc., a company duly organized and existing under the laws of South Korea (the “Investor”), and each other party who hereafter executes and delivers a Joinder Agreement (together with the Investor, the “Holder”) in the form attached as Exhibit A hereto (a “Joinder Agreement”) agreeing to be bound by the terms hereof.

RECITALS

WHEREAS, the Company and the Investor are parties to that certain Share Issuance Agreement, dated as of the date hereof (the “Issuance Agreement”), pursuant to which the Investor will be issued an aggregate of 26,680,511 shares of Common Stock of the Company (the “Issued Shares”); and

WHEREAS, to induce the Investor to consummate the transactions contemplated by the Issuance Agreement, the Company has agreed to provide certain registration rights for the Issued Shares under the Securities Act and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and respective covenants and agreements set forth in this Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Article I

REGISTRATION RIGHTS

Section 1.1Definitions.  For purposes of this Agreement:

“Affiliate” or “Affiliated” means, with respect to any Person, any other Person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.  For purposes of this definition of Affiliate, “control” means the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company or any authorized committee thereof.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in Los Angeles, California (and, solely in the case of Section 2.3, Seoul, Korea) are authorized or required by law to be closed.

“Commission Guidance” means (i) any publicly available written guidance or rule of general applicability of the Commission staff or (ii) written comments, requirements or requests of the Commission staff to the Company in connection with the review of a Registration Statement.

“Common Stock” means shares of the Company’s common stock, par value of $0.0001 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any similar or successor statute.

“Existing Stockholders’ Agreement” means that certain Third Amended and Restated Investors’ Rights Agreement, dated as of April 19, 2017, as amended, by and among the Company (formerly known as ALPHAEON Corporation) and each of the investors party thereto.

“FINRA” means the Financial Industry Regulatory Authority, Inc., or any successor entity thereof.

“Full Cooperation” means, in addition to the cooperation otherwise required by this Agreement, (a) in connection with any underwritten offering, members of senior management of the Company (including the chief executive officer and chief financial officer) reasonably cooperate with the underwriter(s) in connection therewith and make themselves reasonably available during regular business hours to participate in “road show” and other customary marketing activities in such locations (domestic and foreign) as reasonably recommended by the underwriter(s) (including one-on-one meetings with prospective purchasers of the Registrable Securities) and (b) the Company prepares preliminary and final prospectuses (preliminary and final prospectus supplements in the case of an offering pursuant to a Shelf Registration Statement) for use in connection therewith containing such additional information as reasonably requested by the underwriter(s) (in addition to the minimum amount of information required by law, rule or regulation)

“Holder” means a Person that becomes a party to this Agreement in accordance with Section 2.2 hereof.  The term Holder shall not include any registered owner of Registrable Securities that holds such Registrable Securities in “street name” on behalf of beneficial owners thereof.

“Initial Public Offering” means the closing of the issuance and sale of shares of Common Stock of the Company or its Subsidiary or parent company (provided that the parties agree that Strathspey Crown Holdings Group LLC shall not be considered a parent company of Company) or their respective successors or assigns pursuant to an effective registration statement under the Securities Act, including as a result of a merger or combination involving a special purpose acquisition company or “blank check” company.  For purposes of clarification, the term Initial Public Offering shall only apply to the first to occur of the consummation of any of the foregoing transactions.

“Majority in Interest of Participating Holders” means Participating Holders owning a majority of the Registrable Securities included in a Registration Statement.

“Other Stockholders” means any Person (other than the Holders) who has a right to participate as a seller in any underwritten offering of Common Stock by the Company (whether for the account of the Company, the Holders or otherwise) pursuant to a registration rights agreement or other similar arrangements (other than this Agreement) with the Company.

“Participating Holders” means Holders participating, or electing to participate, in an offering of Registrable Securities pursuant to the terms of this Agreement.

“Person” means any individual, firm, corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

“Registrable Securities” means (a) any Issued Shares, and (b) any capital stock or other securities of the Company issued or issuable with respect to the Issued Shares:  (i) upon any conversion or exchange thereof, (ii) by way of stock dividend or other distribution, stock split or reverse stock split, or (iii) in connection with a combination of shares, recapitalization, merger, consolidation, exchange offer, reorganization or other similar event; provided, however, that Issued Shares or other securities that are considered to be Registrable Securities shall cease to be Registrable Securities (A) upon the sale thereof pursuant to and in accordance with an effective Registration Statement, (B) upon the sale thereof to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule promulgated by the Commission then in force), (C) when any such securities held by a Holder are sold or disposed of under circumstances in which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act are met, or (D) when they cease to be outstanding.

“Registration Expenses” mean all expenses (other than Selling Expenses) arising from or incident to the performance of, or compliance with, this Article I, including, without limitation, (i) SEC, stock exchange, FINRA and other registration and filing fees, (ii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including, without limitation, fees, charges and disbursements of counsel in connection with blue sky qualifications of Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits or “comfort letters” required in connection with or incident to any registration) , (v) the fees, charges and disbursements of any special experts retained by the Company in connection with any registration pursuant to the terms of this Agreement, (vi) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or over-the-counter trading market and (viii) Securities Act liability insurance (if the Company elects to obtain such insurance), (ix) all rating agency fees, regardless of whether any Registration Statement filed in connection with such registration is declared effective by the Commission.  “Registration Expenses” shall exclude any fees or expenses related to counsel for the Participating Holders.

“Registration Statement” shall mean any Registration Statement of the Company filed with the SEC on the appropriate form pursuant to the Securities Act which covers any of the Issued Shares and any other equity securities of the Company pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

“Requesting Holder” means any Holder making a request for a Demand Registration pursuant to Section 1.2(a) hereof.

“SEC” or “Commission” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any similar or successor statute.

“Selling Expenses” shall mean the underwriting fees, discounts, selling commissions, and transfer taxes applicable to any Registrable Securities.

“Subsidiary” shall mean any other Person that the Company directly or indirectly owns or has the power to vote or control more than 50.0% of (i) any class or series of capital stock of such Person, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by the Company.

“underwritten registration, underwritten offering or underwritten public offering” means an offering in which securities of the Company are sold to or through one or more underwriters (as defined in Section 2(a)(11) of the Securities Act) for resale to the public.

Section 1.2Demand Registration.

(a)Request by Holders.  Subject to the terms and conditions set forth in this Agreement, including without limitation the priority of any rights set forth in the Existing Stockholders’ Agreement, Holders of Registrable Securities may make a written request to the Company (a “Demand Notice”) at any time after the one year anniversary of the Company’s Initial Public Offering, to register all or part of their Registrable Securities for resale under the Securities Act (a “Demand Registration”).  In connection with each such Demand Registration, the Company shall provide its Full Cooperation.

Each Demand Notice shall (A) specify the number of Registrable Securities that the Requesting Holders intend to sell or dispose of and (B) state the intended method or methods of sale or disposition of the Registrable Securities.  In connection with any Demand Registration, the Requesting Holders may request the Company file a Shelf Registration Statement, provided, that the Company is then eligible to use Form S-3 (or any successor form) under the Securities Act for such intended resale.

(b)Demand Registration.  Following receipt of a Demand Notice, the Company shall (subject to any rights set forth in the Existing Stockholders’ Agreement):

(i)give written notice of such request for registration to all Holders of Registrable Securities within ten (10) days after receipt of a Demand Notice;

(ii)cause to be filed, as soon as practicable, but in any event within, for the filing of a Shelf Registration Statement, thirty (30) days of the date of delivery of the Demand Notice, a Registration Statement covering such Registrable Securities that the Company has been so requested to register by the Requesting Holders and other Holders of Registrable Securities who make a request to the Company, within fifteen (15) days of the mailing of the Company’s notice referred to in Section 1.2(b)(i) hereof, that their Registrable Securities also be registered, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in such Demand Notice;

(iii)use its commercially reasonable efforts to have such Registration Statement declared effective by the SEC as soon as practicable thereafter, but in no event later than thirty (30) days or, if a Registration Statement is reviewed by the staff of the SEC, the Company shall use its commercially reasonable efforts to have such Registration Statement declared effected not later than sixty (60) days following the date of initial filing thereof with the SEC; and

(iv)if the Company shall have previously effected a Demand Registration pursuant to this Section 1.2, the Company shall not be required to effect any registration pursuant to Section 1.2 until a period of one hundred eighty (180) days shall have elapsed from the effective date of such previous registration statement.

(c)Selection of Underwriters; Priority for Demand Registrations.

(i)In the event that the Requesting Holders intend to distribute the Registrable Securities covered by the Demand Notice by means of an underwriting, they shall so advise the Company as part of the Demand Notice and the Company shall include such information in the notice it provides to all Holders pursuant to Section 1.2(b)(i) hereof.  The managing underwriter for such underwriting shall be one or more reputable nationally recognized investment banks selected by a Majority in Interest of the Participating Holders, subject to the consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned.  In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided in this Section 1.2(c).

(ii)The Company may include securities other than Registrable Securities in an underwritten offering of Registrable Securities pursuant to a Demand Notice, for any accounts (including for the account of the Company) on the terms provided below.  With respect to such underwritten offering, if the managing underwriter of such offering advises the Company that, in its good faith view, that the number of Registrable Securities and other securities, if any, to be included in such offering exceeds the largest number of securities which can reasonably be sold in an orderly manner without having a significant and adverse effect on such offering (the “Maximum Offering Amount”), then the Company shall include in such registration the number which can be so sold in the following order of priority (subject to any rights set forth in the Existing Stockholders’ Agreement:

(A)first, any securities requested to be included in such registration under the Existing Stockholders’ Agreement;

(B)second, to the extent that the number of Registrable Securities to be included in such registration is less than the Maximum Offering Amount,the Registrable Securities requested to be included by the Participating Holders allocated pro rata among the Participating Holders on the basis of the amount of Registrable Securities held by the Participating Holders (and eligible for inclusion in such offering under this Agreement) as of the date of the Demand Notice;

(C)third, to the extent that the number of Registrable Securities to be included in such registration is less than the Maximum Offering Amount, any securities requested to be included therein by the Company; and

(D)fourth, any Common Stock requested to be included by the Other Stockholders (not referenced in Subsection (A) above) allocated pro rata among the such Other Stockholders on the basis of the amount of Common Stock held by the Other Stockholders (and eligible for inclusion in such offering under an agreement between such Other Stockholders and the Company) as of the date of the Demand Notice after including the Registrable Securities and the securities requested to be included by the Company in such registration.

(d)Limitations on Demand Registrations.

(i)Notwithstanding anything herein to the contrary, the Company may suspend the registration process and/or delay any Holder’s ability to use a prospectus or delay making a filing of a Registration Statement or taking any other action in connection therewith for a period of up to ninety (90) days when the Board has determined in good faith that it would be in the best interest of the Company if such Registration Statement (or an amendment or supplement thereto) were filed, such Registration Statement (or amendment or supplement thereto) were to become effective or remain effective for the time otherwise required for such Registration Statement to remain effective or any other action either would (A) materially adversely affect a significant financing, acquisition, disposition, merger or other material transaction, (B) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (C) render the Company unable to comply with requirements under the Securities Act or the Exchange Act (each, a “Valid Business Reason”); provided, however, that such right to delay shall be exercised by the Company not more than twice in any 12-month period and the Company shall only have the right to delay so long as such Valid Business Reason exists (but in no event for a period longer than ninety (90) days in the aggregate in any twelve month period).  The Company shall give notice to each Participating Holder that the registration process has been delayed and upon notice duly given, each Holder agrees not to sell any Registrable Securities pursuant to any Registration Statement until such Holder’s receipt of copies of the supplemented or amended prospectus, or until it is advised in writing by the Company that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.  The Company shall not specify the nature of the event giving rise to a suspension in any notice to the Holders.

(ii)The Company shall not be required to effect more than three (3) Demand Registrations, provided that, if the Company is eligible to use Form S-3 (or any successor form) under the Securities Act for such intended resale of Registrable Securities, then the limit shall be three (3) per year Demand Registrations that are Shelf Registrations not involving an underwritten offering that the Company may be required to effect.  A Demand Registration shall not be deemed to have been effected and shall not count as one of the Demand Registrations referenced in the immediately preceding sentence (i) unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement; provided, however, that such period shall not exceed twelve (12) months (except in the case of a Shelf Registration); (ii) (A) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason and has not thereafter become effective; or (B) if the offering of Registrable Securities is not consummated because the underwriters of an underwritten public offering advise the Participating Holders that the Registrable Securities cannot be sold at a net price per share equal to or above the minimum net price acceptable to the Holders of a Majority in Interest of Participating Holders; provided, however, that this clause (ii)(B) shall not apply to an underwritten offering conducted on a “firm commitment basis” which is not consummated following the commencement of a roadshow; (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived (unless the cause of such conditions to closing not being satisfied shall be attributable to one or more Participating Holders or the underwriter); (iv) if the amount of Registrable Securities of Requesting Holders included in the registration are reduced to fewer than fifty percent (50%) of the Registrable Securities originally requested to be registered; or (v) if there is not Full Cooperation in connection therewith.

(iii)Notwithstanding anything herein to the contrary, the Company will not be required to effect any Demand Registration during the period starting on the date thirty (30) days prior to the Company’s estimated date of filing of, and ending on the date one-hundred eighty (180) days immediately following the effective date of, any Registration Statement (other than on Form S-4 or S-8 under the Securities Act, or any successor form) pertaining to the securities of the Company, provided that the Company is employing in good faith all commercially reasonable efforts to cause such Registration Statement to become effective.

(e)Withdrawal of Registration.  Any Participating Holder that has requested its Registrable Securities be included in a Demand Registration pursuant to Section 1.2(a) may withdraw all or any portion of its Registrable Securities from a Demand Registration at any time.  Upon receipt of a notice to such effect from a Majority in Interest of the Participating Holders with respect to all of its Registrable Securities, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement and such Registration nonetheless shall be deemed a Demand Registration for purposes of Section 1.2 unless (i) the withdrawing Participating Holders shall have paid or reimbursed the Company for its pro rata share of all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with the Registration of such Participating Holder’s withdrawn Registrable Securities (based on the number of securities the Participating Holder sought to register, as compared to the total number of securities included on such Registration Statement) or (ii) the withdrawal is based upon (x) the Company’s failure to comply in any material respect with its obligations hereunder, (y) the institution by the Company of suspension or delay of the registration process pursuant to Section 1.2(d)(i) or (z) the reasonable determination of the Participating Holders that there has been, since the date of the Demand Notice, a material adverse change in the business or prospects of the Company.

Section 1.3Piggyback Registration.

(a)Right to Include Registrable Securities.  Each time after the one year anniversary of the Company’s Initial Public Offering that the Company proposes for any reason to register any of its securities of the same class as the Registrable Securities under the Securities Act, either for its own account or for the account of a stockholder or stockholders exercising demand registration rights (other than Demand Registrations pursuant to Section 1.2 hereof) (a “Proposed Registration”), the Company shall promptly give written notice (which notice shall be given not less than thirty (30) days prior to the expected filing date of the Proposed Registration and shall describe the intended method of distribution for the offering relating to the Proposed Registration) of such

Proposed Registration to all Holders of Registrable Securities and shall offer such Holders the right to request inclusion of any of such Holder’s Registrable Securities in the Proposed Registration (a “Piggyback Registration”); provided, however, that the Holders shall have no right to include Registrable Securities in a registration (i) pursuant to a Registration Statement on Form S-8 (or any successor form) (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or any successor form), (iii) that relates to a transaction subject to Rule 145 under the Securities Act (or any successor rule thereto), (iv) pursuant to a registration statement initiated under the Existing Stockholders’ Agreement or (v) in connection with any dividend or distribution reinvestment or similar plan.  No registration pursuant to this Section 1.3 shall relieve the Company of its obligation to effect a Demand Registration, as contemplated by Section 1.2 hereof.  The rights to Piggyback Registration may be exercised on an unlimited number of occasions.

(b)Piggyback Procedure.  Each Holder shall have fifteen (15) days from the date of receipt of the Company’s notice referred to in Section 1.3(a) above to deliver to the Company a written request specifying the number of Registrable Securities such Piggyback Holder intends to register and sell in the offering relating to such Piggyback Registration (any Holder so requesting to have any of their Registrable Securities included in the Proposed Registration, a “Piggyback Holder”).  Any Piggyback Holder shall have the right to withdraw such Piggyback Holder’s request for inclusion of such Holder’s Registrable Securities in any Registration Statement pursuant to this Section 1.3 by giving written notice to the Company of such withdrawal; provided, however, that the Company may ignore a notice of withdrawal made within 48 hours of the time the Registration Statement is to become effective.  Subject to Section 1.3(c) below, the Company shall use commercially reasonable efforts to include in such Registration Statement all such Registrable Securities requested to be included therein (subject to any rights under the Existing Stockholders’ Agreement); provided, further, that the Company may at any time withdraw or cease proceeding with any such Proposed Registration if it shall at the same time withdraw or cease proceeding with the registration of all other securities of the same class as the Registrable Securities originally proposed to be registered, without prejudice, however, to the rights of any Holder to request that a Demand Registration be effected; and provided, further, that no registration effected under this provision will relieve the Company from its obligations to effect a Demand Registration upon a Demand Notice, subject to the express terms and conditions set forth in this Agreement.

(c)Priority for Piggyback Registration.  If any Proposed Registration involves an underwritten offering and the managing underwriter of such offering advises the Company that, in its good faith view, that the number of securities requested to be included in such offering exceeds the Maximum Offering Amount, then the Company shall include in such registration the number of securities which can be so sold in the following order of priority (subject to any rights set forth in the Existing Stockholders’ Agreement):

(i)first, all securities that the Company proposes to register for its own account (the “Company Securities”) and any rights set forth in the Existing Stockholders’ Agreement);

(ii)second, to the extent all securities referenced in subsection (i) above are collectively less than the Maximum Offering Amount, the remaining securities to be included in such registration will be allocated on a pro rata basis among all Piggyback Holders requesting that Registrable Securities be included in such Registration; and

(iii)third, any remaining securities allocated on a pro rata basis among all Other Stockholders (not referenced in Subsection (i) above) requesting Common Stock be included in such Registration.

For purposes of this Section 1.3(c), (i) the pro rata portion of each Piggyback Holder shall be the product of (A) the total number of Registrable Securities which the managing underwriter agrees to include in the public offering and (B) the ratio which such Piggyback Holder’s total Registrable Securities bears to the total number of Registrable Securities then outstanding, and (ii) the pro rata portion of each Other Stockholder shall be the product of (X) the total number of Common Stock which the managing underwriter agrees to include in the public offering and (Y) the ratio which such Other Stockholder’s total Common Stock bears to the total number of Common Stock then outstanding.

(d)Underwritten Offering.  If any Piggyback Registration is an underwritten offering, any notice from the Company to the Holders under this Section 1.3 shall offer Holders the right to include any Registrable Securities covered by the Proposed Registration in the underwriting on the same terms and conditions as the securities, if any, otherwise being sold through underwriters under such Proposed Registration.

(e)Cancellation and Delay of Registration.  If at any time after giving written notice of its Proposed Registration and prior to the effective date of the Registration Statement filed in connection with the Proposed Registration or, in the case of a Shelf Registration Statement, prior to the consummation of such offering, the Company shall determine for any reason not to register or to delay registration of such offering, the Company may, at its election, give written notice of such determination to each Piggyback Holder and (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such Proposed Registration, without prejudice, however, to the rights of any Holder to include Registrable Securities in any future registrations pursuant to this Section 1.3 and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering other securities in the Proposed Registration.

Section 1.4Shelf Registration Statement.

(a)Filing of Shelf Registration Statement.  No later than the two year anniversary of the Company’s Initial Public Offering (subject to any rights under the Existing Stockholders’ Agreement), the Company shall (subject to any rights set forth in the Existing Stockholders’ Agreement) (i) prepare and file with the Commission a Shelf Registration Statement on Form S-3 that covers all Registrable Securities then outstanding for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”) and (ii) use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter; provided, that following a registered offering of Company Securities (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or any successor form) (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or any successor form), (iii) that relates to a transaction subject to Rule 145 under the Securities Act (or any successor rule thereto) or (iv) in connection with any dividend or distribution reinvestment or similar plan), the Company shall not be required to file a Shelf Registration Statement pursuant to this Section 1.3 until ninety (90) days following the effective date of such Registration Statement covering the Company Securities.  The Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to remain effective for as long as any Registrable Securities are outstanding.

(b)SEC Limitations.  Notwithstanding any other provision of this Agreement, if any Commission Guidance sets forth a limitation of the number of Registrable Securities to be registered on a particular Registration Statement (notwithstanding the Company’s commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), then, the amount of Registrable Securities to be registered on such Registration Statement will be reduced pro rata among the Holders based on the total number of unregistered Registrable Securities held by such Holders (subject to any rights set forth in the Existing Stockholders’ Agreement).

(c)Expiration of Shelf Registration Statement.  If (i) the Company has filed a Shelf Registration Statement (the “Initial Registration Statement”) with the Commission that covers Registrable Securities (the “Initial Registrable Securities”), (ii) pursuant to Rule 415(a)(5) under the Securities Act or any successor rule thereto, the Initial Registration Statement may no longer be used for offers and sales of any of the Initial Registrable Securities, and (iii) any of the Initial Registrable Securities are Registrable Securities at the time that (ii) above occurs, the Company shall (subject to any rights set forth in the Existing Stockholders’ Agreement) prepare and file with the Commission within the time limits required by Rule 415 under the Securities Act or any successor rule thereto a new Shelf Registration Statement covering any Initial Registrable Securities that have not ceased to be Registrable Securities for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “New Shelf Registration Statement”) and shall use its commercially reasonable efforts to cause such New Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter.

(d)Shelf Takedowns.  Upon the demand of one or more Holders of Registrable Securities beneficially owning in the aggregate not less than 10% of the Registrable Securities then outstanding, the Company shall facilitate up to three (3) “takedowns” of Registrable Securities in the form of an underwritten offering utilizing the Shelf Registration Statement filed in connection with the Shelf Registration, in the manner and subject to the conditions described in Sections 1.2(b)(iv), 1.2(c), 1.2(e) and 1.2(f) of this Agreement.

Section 1.5Holdbacks.

(a)Restrictions on Public Sale by Holders.  Each Holder hereby agrees that, if and whenever the Company (i) proposes to register any of its equity securities under the Securities Act, whether or not for its own account, or (ii) is required to use its commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to a Demand Registration, such Holder, if requested by the managing underwriter in an underwritten offering, agrees to enter into a “lock-up agreement” containing terms (including the duration of the lock-up period, which, for the avoidance of doubt shall commence no earlier than ten (10) days prior to the effectiveness of the registration statement and shall not exceed ninety (90) days (one hundred eighty (180) days in the case of an Initial Public Offering) in the case of any registration under the Securities Act) that are customary at the time of such agreement is entered into for offerings of similar size and type, and the Company shall cause all of the Company’s directors and executive officers and shall use its commercially reasonable efforts to cause any stockholders owning more than five (5) percent of the Company’s then outstanding Common Stock to sign lock-up agreements on comparable terms in connection therewith (or on such terms as may be required by the managing underwriter).  Any such lock-up agreements signed by the Holders shall contain reasonable and customary exceptions, including, without limitation, the right of a Holder to make transfers to certain Affiliates, subject to such Affiliates entering into such lock-up agreement.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restrictions until the end of the relevant lock-up period.  For purposes of the forgoing, the term “lock-up agreement” refers to an agreement by the undersigned thereto not to effect for a specified period of time any public sale or distribution (other than in connection with the public offering for which such lock-up agreement is being requested and other customary exceptions), including, without limitation, any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, without the prior consent of the managing underwriter.

(b)Restrictions on Public Sale by the Company.  The Company agrees not to effect (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or any successor form) or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or any successor form), (iii) that relates to a transaction subject to Rule 145 under the Securities Act (or any successor rule thereto) or (iv) in connection with any dividend or distribution reinvestment or similar plan) any public sale or distribution, or to file any Registration Statement under the Securities Act covering any, of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities during the period beginning fifteen (15) days prior to the effective date of the Registration Statement, and ninety (90) days after the effective date of the Registration Statement for any Demand Registrations, to the extent reasonably requested by the managing underwriter thereto (except for securities being sold by the Company for its own account under such Registration Statement and subject to any other rights set forth in any agreement providing for registration rights to any Other Stockholder entered into by the Company prior to the Effective Date).

Section 1.6Registration Procedures.

(a)Obligations of the Company.  Whenever registration of Registrable Securities is required pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as promptly as possible (subject to compliance with any rights under the Existing Stockholders’ Agreement), and in connection with any such request, the Company shall, as expeditiously as possible:

(i)Preparation of Registration Statement; Effectiveness.  Prepare and file with the SEC (in any event, with respect to a Demand Registration under Section 1.2, not later than the time permitted under Section 1.2(b)(ii)), a Registration Statement on any form on which the Company then qualifies, which counsel for the Company shall deem appropriate and pursuant to which such offering may be made in accordance with the intended method of distribution thereof (except that the Registration Statement shall contain such information as may reasonably be requested for marketing or other purposes by the managing underwriter), and use commercially reasonable efforts to cause any registration required hereunder to become effective as soon as practicable (and, in any event, with respect to a Demand Registration under Section 1.2, not later than the time permitted under Section 1.2(b)(iii)) and, with respect to a Demand Registration or Shelf Registration, remain effective for a period of not less than twelve (12) months (or such shorter period in which all Registrable

Securities have been sold in accordance with the methods of distribution set forth in the Registration Statement); provided, however, that, in the case of any Shelf Registration of Registrable Securities which are intended to be offered on a continuous or delayed basis, such twelve (12) months period shall be extended, if necessary, to keep the Registration Statement effective until such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of the Registrable Securities then held by the Holders without limitation during a three-month period without registration;

(ii)Participation in Preparation and Full Cooperation.  Upon the reasonable request of any Participating Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by any Participating Holder or underwriter (each, an “Agent” and, collectively, the “Agents”), provide the opportunity to participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC and each amendment or supplement thereto.  In connection with each Demand Registration pursuant to Section 1.2 and any Shelf Registration pursuant to Section 1.4, cause there to occur Full Cooperation;

(iii)Due Diligence.  For a reasonable period prior to the filing of any Registration Statement pursuant to this Agreement, make available, to any Participating Holder and, if applicable, any Agent, upon reasonable notice and during normal business hours, for inspection all pertinent financial and other records, corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Participating Holder, underwriter, or Agent in connection with such Registration Statement; provided, however, that if requested by the Company, each Agent, underwriter and each Participating Holder shall enter into a confidentiality agreement with the Company prior to participating in the preparation of the Registration Statement or the Company’s release or disclosure of confidential information to such Agent;

(iv)Counsel Review.  The Company shall permit the Participating Holder and its counsel, at the Participating Holder’s sole cost and expense, to participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) in advance of their filing with the SEC, and will not file any document in a form to which such counsel reasonably objects and will not request acceleration of the Registration Statement without prior notice to such counsel;

(v)General Notifications.  Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, if applicable, (A) when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective, (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement, (C) of the receipt of any comments (oral or written) by the SEC and by the blue sky or securities commissioner or regulator of any state with respect thereto and (D) of any request by the SEC for any amendments or supplements to such Registration Statement or the prospectus or for additional information;

(vi)10b-5 Notification.  Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold pursuant to any Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act upon discovery that, or upon the happening of any event as a result of which, any prospectus included in such Registration Statement (or amendment or supplement thereto) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and file it with the SEC (in any event no later than ten (10) Business Days following notice of the occurrence of such event to each Participating Holder, the sales or placement agent and the managing underwriter) so that after delivery of such prospectus, as so amended or supplemented, to the purchasers of such Registrable Securities, such prospectus, as so amended or supplemented, shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(vii)Notification of Stop Orders; Suspensions of Qualifications and Exemptions.  Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold of (A) any stop order issued or, to the knowledge of the Company, threatened to be issued by the SEC with respect to a Registration Statement filed pursuant to this Agreement, or (B) any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or, to the knowledge of the Company, the initiation or threatening of any proceeding for such purpose and the Company agrees to use commercially reasonable efforts to (x) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of any such stop order, (y) obtain the withdrawal of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date and (z) if necessary to satisfy (x) and (y) hereof, the Company shall promptly prepare a supplement or amendment to such prospectus or Registration Statement and file it with the SEC, and, in connection with any of the foregoing events which has resulted in a suspension of a Participating Holder’s ability to dispose of securities under a Registration Statement, the Company shall promptly advise, in writing, any such Participating Holders that the use of the prospectus may be resumed;

(viii)Amendments and Supplements; Acceleration.  (A) Prepare and file with the SEC such amendments and supplements to each Registration Statement filed pursuant to this Agreement as may be necessary to comply with the provisions of the Securities Act, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder and if applicable, file any Registration Statements pursuant to Rule 462(b) under the Securities Act; (B) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and (C) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such prospectus as so supplemented;

(ix)Copies.  Furnish as promptly as reasonably practicable to each Participating Holder and Agent prior to filing a Registration Statement pursuant to this Agreement or any supplement or amendment thereto with respect to the Registrable Securities, copies of such Registration Statement, supplement or amendment as it is proposed to be filed, and after such filing such number of copies of such Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as each such Participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Holder;

(x)Blue Sky.  If applicable, use commercially reasonable efforts to, prior to any public offering of the Registrable Securities, register or qualify (or seek an exemption from registration or qualifications) such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Participating Holder or underwriter may reasonably request, and to continue such qualification in effect in each such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as a Participating Holder or underwriter reasonably requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any Participating Holder to consummate the disposition in such jurisdictions of the Registrable Securities; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent of process in any such states or jurisdictions or subject itself to taxation in any such state or jurisdiction, but for this subparagraph;

(xi)Other Approvals.  Use commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary upon the advice of counsel of the Company to enable the Participating Holders and underwriters to consummate the disposition of Registrable Securities, including, subject to reasonable Company priorities, causing officers and members of the management of the Company as the lead or managing underwriter of such offering may reasonably request to participate in the selling efforts relating to an underwritten offering of Registrable Securities to the extent customary for such offering (including, to the extent customary, telephonic, video or recorded participation in road shows);

(xii)Agreements.  Enter into and perform customary agreements (including any underwriting agreements in customary form), and take such other actions as may be reasonably required in order to expedite or facilitate the disposition of Registrable Securities;

(xiii)FINRA.  Reasonably cooperate with each Participating Holder and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with any filings required to be made with the FINRA;

(xiv)”Cold Comfort” Letters.  If such registration is in connection with an underwritten offering, obtain “cold comfort” letters, dated the dates of the pricing and the closing under the underwriting agreement and addressed to the underwriters and signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter of such offering may reasonably request;

(xiv)Legal Opinion and 10b-5 Letter.  If such registration is in connection with an underwritten offering, furnish, at the request of the managing underwriter of such offering on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion and 10b-5 letter, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the Holders, and the placement agent or sales agent, if any, thereof and the underwriters, if any, thereof, covering such legal matters with respect to the registration in respect of which such opinion is being given as such underwriter may reasonably request and as are customarily included in such opinions and 10b-5 letters;

(xv)SEC Compliance, Earnings Statement.  Use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its shareholders, as soon as practicable, but no later than fifteen (15) months after the effective date of any Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of such Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Forms 10-Q and 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(xvi)Certificates, Closing.  If such registration is in connection with an underwritten offering, provide officers’ certificates and other customary closing documents as the managing underwriter of such offering may reasonably request;

(xvii)Listing.  Use commercially reasonable efforts to cause all such Registrable Securities to be listed or quoted on each securities exchange or market system on which similar securities issued by the Company are so listed or quoted (or, in the case of an Exchange Act Registration, to become so listed or quoted if requested);

(xviii)Transfer Agent, Registrar and CUSIP.  Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case, no later than the effective date of such registration;

(xix)Efforts.  Subject to all other provisions in this Agreement, use commercially reasonable efforts to take all other actions necessary to effect the registration of the Registrable Securities contemplated hereby.

(b)Seller Information.  The Company may require each Participating Holder as to which any registration of such Holder’s Registrable Securities is being effected to furnish to the Company such information regarding such Participating Holder and such Participating Holder’s method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing or as may be required by law.  If a Participating Holder refuses to provide the Company with any of such information, the Company may exclude such Participating Holder’s Registrable Securities from the Registration Statement if the Company determines, based on the advice of counsel, that such information is necessary to effect the Registration Statement and such Participating Holder continues thereafter to withhold such information.  The exclusion of a Participating Holder’s Registrable Securities shall not affect the registration of the other Registrable Securities to be included in the Registration Statement.

(c)Notice to Discontinue.  Each Participating Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 1.2(d) and/or Section 1.6(a)(v), such Participating Holder shall forthwith discontinue the disposition of Registrable Securities until such Participating Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.2(d) and/or Section 1.6(a)(v) or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference into the prospectus, and, if so directed by the Company in the case of an event described in Section 1.2(d) and/or Section 1.6(a)(v), such Participating Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Participating Holder’s possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice.  If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement is to be maintained effective by the number of days during the period from and including the date of the giving of such notice pursuant to Section 1.2(d) and/or Section 1.6(a)(v) to and including the date when the Participating Holder shall have received the copies of the supplemented or amended prospectus contemplated by, and meeting the requirements of Section 1.2(d) and/or Section 1.6(a)(v).  Each Participating Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement agrees that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Registrable Securities, it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of Registrable Securities.

Section 1.7Registration Expenses and Selling Expenses.  Except as otherwise provided herein, (a) all Registration Expenses shall be borne by the Company and (b) the Selling Expenses relating to Registrable Securities registered shall be borne by the Participating Holders of such Registrable Securities pro rata on the basis of the number of Registrable Securities sold.

Section 1.8Indemnification.

(a)Indemnification by the Company.  In the event any Registrable Securities are included in a Registration Statement, the Company will indemnify and hold harmless to the fullest extent permitted by law each Participating Holder, its Affiliates, any underwriter and each of their respective directors, officers, employees, advisors, agents, stockholders, members, general partners and limited partners and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of such Persons (collectively, “Company Indemnified Parties”) from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable costs of investigation and fees, disbursements and other charges of counsel, any amounts paid in settlement effected with the Company’s consent, and any costs incurred in enforcing the Company’s indemnification obligations hereunder) or other liabilities (collectively, “Losses”) to which any such Company Indemnified Party may become subject under the Securities Act, the Exchange Act, any other federal, state or foreign law or any rule or regulation promulgated thereunder, or under any common law or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) are resulting from or arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in such Registration Statement, including any prospectus or preliminary prospectus contained therein or any amendments or supplements thereto, any free writing prospectuses or any document incorporated by reference in any of the foregoing or resulting from or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, preliminary prospectus or free writing prospectus, in the light of the circumstances under which they were made), not misleading, and the Company will promptly reimburse each such Company Indemnified Party for any reasonable and documented legal fees and expenses and any other Losses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability, action or investigation or proceeding; provided, however, that the Company shall not be liable to any Company Indemnified Party for any Losses that result from or arise out of or are based upon any untrue statement or omission made in conformity with written information provided by, or on behalf of, a Company Indemnified Party. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties and shall survive the transfer of Registrable Securities by such Company Indemnified Parties in accordance with the terms hereof.

(b)Indemnification by Participating Holders.  In connection with any proposed registration in which a Holder is participating pursuant to this Agreement, each such Participating Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each other Participating Holder, their respective directors and officers, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company or any other Participating Holder (collectively, “Holder Indemnified Parties”) to the same extent as the foregoing indemnity from the Company to the Holders as set forth in Section 1.8(a) (subject to the exceptions set forth in the foregoing indemnity, the proviso to this sentence and applicable law), but only with respect to any such untrue statement or omission made in conformity with information relating to such Participating Holder furnished in writing to the Company by such Participating Holder; provided, however, that the liability of any Participating Holder under this Section 1.8(b) shall be limited to the amount of the net proceeds (after underwriting fees, commissions or discounts) received by such Participating Holder in the offering giving rise to such liability.  Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of Registrable Securities by such Participating Holder.

(c)Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless and to the extent such Indemnifying Party is materially prejudiced by such failure.  If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party.  Notwithstanding anything herein to the contrary, the Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of one such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party within thirty (30) days after receiving notice from such Indemnified Party that the Indemnified Party believes it has failed to do so or (iii) the Indemnified Party reasonably believes that the joint representation of the Indemnified Party and any other party in such proceeding (including but not limited to the Indemnifying Party) would be inappropriate under applicable standards of professional conduct.  No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed.  No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any Indemnified Party.  The rights afforded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.

(d)Contribution.  If the indemnification provided for in this Section 1.8 from the Indemnifying Party is unavailable to an Indemnified Party in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations.  The relative faults of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 1.8(d) shall be limited to the amount of the net proceeds (after underwriting fees, commissions or discounts) received by such Holder in the offering giving rise to such liability.  The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 1.8(a), Section 1.8(b) and Section 1.8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 1.8(d) from any Person who was not guilty of such fraudulent misrepresentation.

(e)The obligations of the Company and Holders under this Article I shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Article I, and shall survive the termination of this Agreement.

Section 1.9Rule 144; Other Exemptions.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company covenants that it will use commercially reasonable efforts to (i) if and when it is subject to the periodic reporting requirement under the Exchange Act, file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and (ii) at all times take any and all action as each Holder may reasonably request (including, but not limited to providing any information necessary to comply with Rule 144, in each case in connection with resales of the Registrable Securities under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 (if available with respect to resales of the Registrable Securities) under the Securities Act, as such rules may be amended from time to time.  Upon the written request of a Holder, the Company shall deliver to the Holder a written statement as to whether it has complied with the covenants set forth above.

Section 1.10Certain Limitations On Registration Rights; Subordination.  No Holder may participate in any Registration Statement hereunder involving an underwritten public offering unless such Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of the underwriting arrangements made in connection with such Registration Statement and agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting agreement approved by the Holder or Holders entitled hereunder to approve such arrangements; provided, however, that no such Holder shall be required to make any representations or warranties to the Company or the underwriters in connection with any such registration other than representations and warranties as to (i) such Holder’s ownership of its Registrable Securities to be sold or transferred, (ii) such Holder’s power and authority to effect such transfer and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested.  Additionally, notwithstanding anything in this Agreement to the contrary, the rights of the Holders hereunder are expressly subordinated and subject to any and all rights set forth in the Existing Stockholders’ Agreement.

Section 1.11Transfer of Registration Rights.  Without the consent of the Company, the rights of a Holder hereunder may be transferred or assigned in connection with any transfer of Registrable Securities if (i) such transfer or assignment is made to an Affiliate of such Holder, (ii) the transferee or assignee becomes a party to this Agreement as a “Holder” in accordance with Section 2.2 of this Agreement, and (iii) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned; provided, that the rights and obligations that are assigned shall apply only to the Registrable Securities sold or transferred by a Holder, including any shares issued in respect of such Registrable Securities pursuant to clause (c) of the definition of “Registrable Securities,” but expressly excluding any other securities of the Company acquired by such assignee.

Section 1.12Number of Registrable Securities Outstanding.  In order to determine the number of Registrable Securities outstanding at any time, upon the written request of the Company to the Holders, each Holder shall promptly inform the Company of the number of Registrable Securities that such Holder owns and that the Company may conclusively rely upon any certificate provided under this Agreement for the purpose of determining the number of such Registrable Securities.

Article II

GENERAL PROVISIONS

Section 2.1Entire Agreement.  This Agreement, together with the Issuance Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto and thereto, as applicable, constitute the entire agreement and understanding of the parties in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof or thereof.

Section 2.2Assignment; Binding Effect.  The Holder’s obligations under is Agreement may not be assigned, except as permitted in this Section 2.2.  Subject to the limitations on transfer set forth in Section 1.11, a Holder may assign all or a portion of its rights hereunder to an Affiliate of such Holder, and the Holder may obligate all or a portion of its obligations under this Agreement to any transferee, provided that such assignment shall not be deemed effective until the Holder has delivered to the Company a Joinder Agreement, in substantially the form attached hereto as Exhibit A, duly executed by such transferee.  This Agreement is not assignable by the Company (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets).  All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors and permitted assigns.

Section 2.3Notices.  All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by electronic mail, as follows (or to such other address as any party may give in a notice given in accordance with the provisions hereof):

If to any Holder, at its last known address appearing on the books of the Company maintained for such purpose.

If to the Company, at

AEON Biopharma, Inc.
4040 MacArthur Boulevard, Suite 260
Newport Beach, California  92660
mf@aeonbiopharma.com

All notices, requests or other communications will be effective and deemed given only as follows:  (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth (5th) Business Day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, (iv) if sent by electronic mail, upon the senders receipt of a read receipt or delivery confirmation, except that if such confirmation is received after 5:00 p.m. (in the recipient’s time zone) on a Business Day, or is received on a day that is not a Business Day, then such notice, request or communication will not be deemed effective or given until the next succeeding Business Day.  Notices, requests and other communications sent in any other manner will not be effective.

Section 2.4Specific Performance; Remedies.  Each party acknowledges and agrees that the other parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached and the Company agrees that it shall not oppose any such demand for specific performance on the basis that monetary damages are available.  Accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.  Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity.  Except as expressly provided herein, nothing herein will be considered an election of remedies.

Section 2.5Submission to Jurisdiction; Waiver of Jury Trial.

(a)Submission to Jurisdiction.  Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall only be brought in any federal court located in the State of Delaware or any state court in the State of Delaware, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such, action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

(b)Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY.  THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY REPRESENTS THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS SECTION 2.5(b).

Section 2.6Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles.

Section 2.7Headings.  The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

Section 2.8Amendments; Waivers.  An amendment, modification or waiver to any provision of this Agreement will require the written consent of the Company and the Holders of a majority of the Registrable Securities outstanding on the date of such amendment, modification or amendment, except in the case of any amendment, modification or waiver of any warranty, covenant, obligation or other provision of this Agreement relating only to a particular Registration Statement which has been filed with the SEC, which will require the written consent of Holders representing a Majority in Interest of Participating Holders relating to that Registration Statement.

No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.  Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

Section 2.9Severability.  The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided, that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

Section 2.10Counterparts; Effectiveness.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 2.11Construction.  This Agreement has been freely and fairly negotiated among the parties.  If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.  Any reference to any law will be deemed to refer to such law as in effect on the date hereof and all rules and regulations promulgated thereunder, unless the context requires otherwise.  The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires.  The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.  The parties intend that each representation, warranty, and covenant contained herein will have independent significance.  If any party has breached any covenant contained herein in any respect, the fact that there exists another covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached will not detract from or mitigate the fact that the party is in breach of the first covenant.

Section 2.12Termination of Registration Rights.  This Agreement, including, without limitation, the Company’s obligations under Sections 1.2 and 1.3 hereof to register Registrable Securities for sale under the Securities Act, shall terminate on the first date on which Rule 144 or another similar exemption under the Securities Act is available for the sale of all of the Registrable Securities then held by the Holders without limitation during a three-month period without registration.  Notwithstanding any termination of this Agreement pursuant to this Section 2.12, the parties’ rights and obligations under Section 1.7 and 1.8 and Article II hereof shall continue in full force and effect.

Section 2.13Adjustments for Stock Splits, Etc.  Wherever in this Agreement there is a reference to a specific number of shares of the Company’s capital stock of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement will automatically be proportionally adjusted to reflect the effect of such subdivision, combination or stock dividend on the outstanding shares of such class or series of stock.

Section 2.14Aggregation of Stock.  All shares of Registrable Securities owned or acquired by any Holder or its Affiliated entities or persons (assuming full conversion, exchange and exercise of all convertible, exchangeable and exercisable securities into Registrable Securities) shall be aggregated together for the purpose of determining the availability of any right under this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

COMPANY:

AEON BIOPHARMA, INC.

By:	/s/ March Forth
Name:	Marc Forth
Title:	President and Chief Executive Officer

INVESTOR:

MEDYTOX, INC.

By:	/s/ Hyn Ho Jung
Name:	Hyun Ho Jung
Title:	CEO & President

Signature Page to Registration Rights Agreement

EXHIBIT A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT to the Registration Rights Agreement (the “Joinder Agreement”) is made and entered into as of ___________________ by and among AEON Biopharma, Inc., a Delaware corporation (the “Company”), and the undersigned (the “Joining Party”), and related to that certain Registration Rights Agreement dated as of June 21, 2021 (as amended from time to time, the “Registration Rights Agreement”), by and between the Company and Medytox, Inc. (“Investor”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

WHEREAS, the Joining Party is acquiring the Company’s Common Stock, and in connection therewith the Company has agreed to grant certain registration rights to such Joining Party as provided for in the Registration Rights Agreement; and

WHEREAS, the Joining Party has agreed to become a party to the Registration Rights Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agrees as follows:

1.The Joining Party hereby acknowledges that it has received a copy of the Registration Rights Agreement and all other documents it deems fit to enter into this Joinder Agreement, and acknowledges and agrees to (i) join and become a party to the Registration Rights Agreement as indicated by its signature below, (ii) be bound by all covenants, agreements, representations, warranties, indemnities and acknowledgements attributable to the Holder as if the Joining Party was a party thereto as of the date of the Registration Rights Agreement; (iii) perform all obligations and duties required and be entitled to all of the benefits of an Investor pursuant to the Registration Rights Agreement and (iv) agree to be deemed a “Holder”“ under the Registration Rights Agreement.

2.The Joining Party hereby represents and warrants to the Company that it has all the requisite [corporate] power and authority to execute, deliver and perform such Joining Party’s obligations under this Joinder Agreement.

3.This Joinder Agreement shall be binding upon and shall inure to the benefit of, and be enforceable by, the Company, the Investor and the Joining Party and their respective heirs, representatives, successors and assigns.

4.This Joinder Agreement may be signed in two or more counterparts (which may be delivered in original form or in electronic format), each of which shall constitute an original when so executed and delivered and all of which together shall constitute one and the same agreement.

5.No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing signed by the parties to the Registration Rights Agreement.

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6.The validity and interpretations of this Joinder Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Joinder Agreement as of the date written below.

JOINING PARTY:	COMPANY:
Acknowledged and Accepted:
Print Name:	AEON BIOPHARMA, INC.
By:
Signature:	Name:
Title
Address:
INVESTOR
Acknowledged and accepted for itself and on behalf of the other Holders, if any:
Telephone:	MEDYTOX, INC.
Facsimile	By:
E-Mail	Name:
Common Stock Held:	Title

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